                                                                   Exhibit 10.78

SVERIGES FASTIGHETSAGARE                     HYRESKONTRAKT
                                             FOR LOKAL                 Nr. 96-09


Undertecknade har denna dag traffat foljande hyresavtal         Kryss i ruta innebar att den darefter foljande texten galler
------------------------------------------------------------------------------------------------------------------------------------
Hyresvard
                     Lokalo Fastighetsforvaltning
------------------------------------------------------------------------------------------------------------------------------------
Hyresgast                                                                                 Personnr./orgnr.
                     Neste Cellplast AB                                                   556190 - 3491
------------------------------------------------------------------------------------------------------------------------------------
Lokalens             Kommun                                  Kvarter/stadsaga
adress               Helsingborg                             Orkanen 12
------------------------------------------------------------------------------------------------------------------------------------
                     Gata                                                                     Trappor               Lagenhet nr.
                     Landskronavagen 16                                                                             237-239
------------------------------------------------------------------------------------------------------------------------------------
Lokalens skick och   Lokalen med tillhorande utrymmen uthyrs, om inteannat
anvandning           anges, i befindligt skick att anvandas till:
------------------------------------------------------------------------------------------------------------------------------------
Lokalens          Butiksarea           Kontorsarea                                Lagerarea            Ovriga utrymmen
storlek och       plan          m2     plan        m2       plan     m2           plan       m2        plan         m2
omfattning                             2           18
                 -------------------------------------------------------------------------------------------------------------------
                                                                                                                    bilaga
                 [_] Omfattningen av de forhyrda lokalerna har markerats pa bifogade ritning(ar)
                 -------------------------------------------------------------------------------------------------------------------
                                                                                 parkeringsplats(er)  garageplats(er)
                     tillfart for bil                                            for                  for
                     for i- och                                plats for
                 [_] urlastning       [_] plats for skylt  [_] skylskap/automat  [_]      bil(ar)     [_]     bil(ar)   [_] uthus
------------------------------------------------------------------------------------------------------------------------------------
Inredning         Lokalen uthyrs                                                                      Vid hyresforhallandets  bilaga
                                                                                                      upphorande skall
                                                                                                      hyresgasten om inte
                                                                                                      annan overens-
                                                                                                      kommense traffats,
                                                                                                      bortfora honom tillhorig
                 [_] utan sarskild for verksamheten        [_] med sarskild for verksamheten          inredning och aterstalla
                     avsedd inredning                          avsedd inredning enl. bil.             lokalerna i godtagbart skick.
------------------------------------------------------------------------------------------------------------------------------------
Kontraktstid         Fran och med den                                           Till och med den
                     1996-10-01                                                 2003-03-31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                fore den avtalade hyrestidens
Uppsagningstid       Uppsagning av detta kontrakt                               utgang i annat fall ar kontraktet
Forlangningstid      skall ske skriftligen minst                    manader     forlangt med                      ar for varje gang
------------------------------------------------------------------------------------------------------------------------------------
Hyre                 Kronor

                     20.000:-                                                   per ar utgorande   [X] total  [_] hyra exkl. nedan
                                                                                                       hyra       markerade tillagg
   --------------------------------------------------------------------------------------------------------------------------------
   Index                                                                                                                    bilaga
   klausul           Andring av ovan angiven hyre sker i enlighet                                                                 1
                 [_] med bifogade indexklausul
   --------------------------------------------------------------------------------------------------------------------------------
   Varme och      Erforderlig uppvarmning av lokalen ombesorjas av              Varmvatten tillhandahalls
   varmvatten
                 [_] hyresvarden    [_] hyresvarden                              [_] hela aret        [_] inte alls
   --------------------------------------------------------------------------------------------------------------------------------
    Kostnad                                                                                                                 bilaga
                 [_] Bransla/Varmetillag utgar i enlighet med bifogade klausul                                                    1
   --------------------------------------------------------------------------------------------------------------------------------
    Va-kost-                                                                                                                bilaga
    nad          [_] Va-kostnad utgar i enlighet med bifogade klausul                                                             1
   --------------------------------------------------------------------------------------------------------------------------------
    Kyla                                                                                                                    bilaga
    Ventilation  [_] Kostnader for drift av sarskild  kyl- och ventilationsanlaggning ersatts i enlighet                          1
                     med bifogade klausul
   --------------------------------------------------------------------------------------------------------------------------------
    El
                 [_] Ingar i hyran                                               [_] hyresgasten har eget abonnemang              1
   --------------------------------------------------------------------------------------------------------------------------------
    Trapp-
    stadning     [_] Ingar i hyran                                               [_] ombesorjas och bekostas av hyresgasten
   --------------------------------------------------------------------------------------------------------------------------------
    Emballage-
    och sop-                            ombesorjas och bekostas av hyresgasten
    hamtning     [_] Ingar i hyran  [_] (dock aligger det hyresvarden att tillhandahalla sopkart och erforderligt soputrymme)
   --------------------------------------------------------------------------------------------------------------------------------
    Snorojning
    och          [_] Ingar i hyran                                               [_] ombesorjas och bekostas av hyresgasten
    sandning     ------------------------------------------------------------------------------------------------------------------
    Fastighetsskatt                                                                                                         bilaga
                 [_] Ingar i hyran  [_] ersattning harfor erlaggs enligt sarskild overenskommelse
   --------------------------------------------------------------------------------------------------------------------------------
    Oforut-     Skulle efter avtalets tecknande - for avtal lopande pa langre tid an tre ar - oforutsedda kostnadsokningar
    sedda       uppkomma for fastigheten pa grund av
    kostnader      a) inforande eller hojning av sarskild for fastigheten gallande skatt, avgift eller palaga varom riksdag regering, kommun eller myndighet
                   kan komma att besluta
                   b) generella omkostnadsatgarder eller liknande pa fastigheten som ej enbart avser lokalen och som hyresvarden alaggs att utfora till foljd av beslut av riksdag, regering, kommun eller myndighet skall hyresvarden med verkan fran intradd kostnadsokning erlagga ersattning till hyresvarden for pa lokalen belopande andel av den totala arliga kostnadokningen for fastigheten.

                Lokalens andel ar procent (har andelen ej angivits beraknas den i forhallande till i fastigheten utgaende hyror vid tiden for kostnadsokningen).

                Med skatt enligt a) ovan avses ej moms och fastighetsskatt in den man ersattning harfor erlaggs i enlighet med sarskild overenskommelse ovan.

                Ersattning erlaggs enligt nedanstaende regler om hyrans betalning.
-----------------------------------------------------------------------------------------------------------------------------------
 Mervards-     [X] Fastighetsagaren/hyresvarden ar skattskyldig till moms for uthyrning av lokalen. Hyresgasten
 skatt             skall utover hyran erlagga vid varje
 (moms)            tillfalle gallande moms.

               [_] Om fastighetagaren/hyresvarden efter beslut av skattemyndigheter blir skatteskyldig till moms for uthyrning av lokalen skall hyresgasten utover hyran erlagga vid varje tillfalle gallande moms.
               --------------------------------------------------------------------------------------------------------------------
               [_] Denna som erlaggs samtidigt med hyran beraknad och angivet hyresbelopp jamte, enligt varje tidpunkt gallande regler for moms pa hyra, pa i forekommande fall enligt hyreskontraktet utgaende tillagg och andra ersattningar.
-----------------------------------------------------------------------------------------------------------------------------------
Sveriges Fastighetsagare


                                                          Kryss i ruta innebar att den darefter foljande texten galler
        ----------------------------------------------------------------------------------------------------------------------------
        Hyrans      Hyran erlaggs utan anfordran i forskott senast           postgiro nr                   bankgiro nr
        betalning
                    [x] kalenderkvartals   [_] kalendermanads borjan genom   Faktura
                                               insattning pa konto
        ----------------------------------------------------------------------------------------------------------------------------
        Ranta       Vid forsenad hyresbetalning skall hyresgasten erlagga dels ranta enligt rantelagen, dels ersattning for skriflig
        Betalnings- betalnings enligt paminnelse lagen om paminnelse ersattning for paminnelse inkassokostander m.m. Ersattning for paminnelse  paminnelse utgar med belopp som vid varje tillfalle galler enligt forordningen om ersattning for inkassokostnader m.m.
        ----------------------------------------------------------------------------------------------------------------------------
        Underhall   [_] Hyresvarden skall utfora och       Dock att hyresgasten svarar for                         bilaga
        m.m.            bekosta erforderligt
                        underhall av lokalerna och av
                        honom tillhandahallen inredning
                    ----------------------------------------------------------------------------------------------------------------
                    [x] Hyresgasten skall utgora och bekosta erforderligt inre                                     bilaga
                        bilaga underhall av ytskikt[?] for golv, vaggar och tak
                        jamte av inredning tillhandahallen av hyresvarden.
                    ----------------------------------------------------------------------------------------------------------------
                    [_] Fordelningen av underhallsansvaret framgar av sarskild bilaga                              bilaga
                    ----------------------------------------------------------------------------------------------------------------
                    Hyresgasten ager inte erhalla nedsattning i hyran for hinder eller men i nyttjanderatten for tid varunder hyresvarden latar verkstalla sedvanligt underhall av fastigheten eller de forhyrda lokalerna. Det aligger dock hyresvarden att i god tid underratta hyresgasten om arbetets art och omfattning samt nar och under vilken tid arbetet skall utforas.
                    I det fall forhyrningen galler butikslokal/hantverkslokal med verksamhet beroende av kundtillstromning skall klausulen aga giltighet endast om sarskild overenskommelse harom traffats.
                    ----------------------------------------------------------------------------------------------------------------
                    Det aligger          att pa eget ansvar och egen bekostnad svara for de atgarder som av forsakringsbolag eller byggnadensnamnd, mijlo- eller hasloskyddenamnd, brandmyndighet eller annan myndighet kan komma att kravas for lokalens nyttjande for avsedd anvandning. Hyregasten skall samrada
                    [_] hyresvarden  [x] med hyresvarden innan atgarder vidtas.
                    ---------------------------------------------------------------------------------------------------------------
                    Om hyresgasten utan erforderlig bygglov vidtar andringar i lokalerna och varden till foljd harav enligt PBL tvingas utge byggnadsavgift eller tilllaggsavgift skall hyresgasten till varden utge motsvarande belopp.
                    ---------------------------------------------------------------------------------------------------------------
        Skylter     Hyresgasten ager efter samrad med varden uppsatta for verksamheten sedvanlig skylt, under forutsattning, att
        markiset    hyresvarden ej har befogad anledning vagra och att hyresgasten inhamtat erforderliga tillstand av berorda
        fonster     myndigheter. Vid avflyttning aligger det hyresgasten att aterstalla husfasaden i godtagbart skick.
        dorrar      Vid mera omfattande fastighetsundehall sasom fasadenovering aligger det hyresgasten att pa egen beskostnad och
        etc.        utan ersattning nedmontera och ater uppmontera skyltar, markiser och antenner.
                    Hyresvarden forbindar sig att inte uppsatta automater och skylskap a yttervaggarna till de av hyresgasten forhyrda lokalerna utan hyresgastens medgivande samt medger hyresgasten optionsratt att uppsatta automater och skylskap a ifragavarande vaggar.
                    ---------------------------------------------------------------------------------------------------------------
                    [_] Hyresvarden  [x] Hyresgasten      svarar for skador pa grund av averkan i fonster, entredorrar och skylter.
                    ---------------------------------------------------------------------------------------------------------------
                        Hyresgasten ar skyldig att teckna och vidmakthalla glasforsakring betraffande samtliga till lokalen horande
                    [x] skyltfonster och entredorrar.
       ----------------------------------------------------------------------------------------------------------------------------
        Las-        Det aligger
        anordningar                                      att utrusta lokalerna med sadana las- och
                                                         stoldskyddsanordningar som kravs for giltighet av
                    [x] hyresvarden  [_] hyresgasten     hyresgastens affars- eller foretagsforsakring.
       ----------------------------------------------------------------------------------------------------------------------------
        Force       Hyresvarden fritagar sig fran skyldighet att fullgora sin del av avtalet och fran skyldighet att enlagga
        majeure     skadestand om hans ataganden inte alls eller endast till onormalt hog kostnad kan fullgoras pa grund av krig eller upplopp, pa grund av sadan arbetsinstallelse, blockad eldsvada, explosion eller igrepp av offentlig myndighet som hyresvarden inte rader over och inte heller kunnat forutse.
       ----------------------------------------------------------------------------------------------------------------------------
        Sakerhet    Forutsattning for delta avtals giltighet ar att sakerhet stalls i form av                   bilaga
                    [_] bankgaranti   [_] borgen        [_]           lamnas senast den
       ----------------------------------------------------------------------------------------------------------------------------
        Sarskilda                                                                                               bilaga
        bestammelser  For hyresavtalet galler bilaga

       ----------------------------------------------------------------------------------------------------------------------------
        Underskrift Detta kontrakt, som inte utan sarskilt medgivande far inskrivas, har upprattats i tva liktydliga exemplar, av vilka parterna tagit var sitt.
                    Tidigare avtal mellan parterna avseende denna lokal upphor att galla fr om detta avtals ikrafttradande.
                   ----------------------------------------------------------------------------------------------------------------
                    Ort/Datum Helsingborg 1996-08-16                   Ort/Datum Norrtalje 1996-
                    -------------------------------------------------- ------------------------------------------------------------
                    Hyresvard                                          Hyresgast
                    Lokalo Fastighetsforvaltning                       Neste Cellplast AB
                    Staffan Falkenberg [s.]                            Stefan Lander [s.]
       ----------------------------------------------------------------------------------------------------------------------------
        Overens-    Pa grund av denna dag traffad overenskommelse
        kommelse    upphor kontraktet att galla fr om
        om                                                             till vilken dag hyresgasten
        avflyttning                                                    forbinder sig att avflytta.
                    ---------------------------------------------------------------------------------------------------------------
                    Ort/Datum                         Hyresvard                          Hyresgast


       ----------------------------------------------------------------------------------------------------------------------------
        Overlatelse
                    Ovanstaende hyreskontrakt galler fr om den
                    ---------------------------------------------------------------------------------------------------------------
                    pa
                    ---------------------------------------------------------------------------------------------------------------
                    Frantradande hyresgast            Tilltradande hyresgast                         Pers nr/org nr

                    ---------------------------------------------------------------------------------------------------------------
        Ovanstaende Ort/Datum                         Hyresvard
        overlatelse
        godkannes
       ----------------------------------------------------------------------------------------------------------------------------

Bilaga 1 till kontrakt 96-09
NESTE
Cellplast

Norrtalje 1996-06-24
                                                 Lokala Fastighetsforvaltning
                                                 Staffan Falkengren
                                                 Box 63
                                                 260 40  Viken


Angaende nytt hyresavtal vart kontor i Akamas hus
-------------------------------------------------

I enlighet med tidigare diskussioner och dagens telefonsamtal aterkommer jag med ett reviderat forslag till villkor i nytt hyresavtal.

(S) 1 Hyrestiden ar 1996-07-01tom 2003-03-31. (D v s i anslutning till Borjes 65-arsdag). Hyresgasten har ej for avsikt att forlanga hyrestiden efter detta datum.

(S) 2 Vid uppsagning under lopande hyrestid ar uppsagningstiden 3 manader fran nasta kvartalsskifte. Mojlighet till uppsagning av hyresavtalet finns endast om Borje Anderssons anstallning i Neste Cellplast AB upphor. Hyresavtalet kan darfor tidigast sagas upp till den dag da Borje Andersson gor sin sista arbetsdag for Neste Cellplast AB.

(S) 3 Neste Cellplast AB ager ratt att overlata hyresavtalet till ny hyresgast pa gallande villkor for hyrestiden. (Forutsatter dock att kontoret disponeras av Borje Andersson).

(S) 4 I Hyran ingar samtidiga kostnader for el, varme, vatten, avlopp, klimatsystem, parkeringsplats, stadning och avfallshantering.

(S) 5 Hyra utgar kvartalsvis i forskott med 5000 kr, dvs 20000 kr per ar eller 1111 per kvm och ar. Indexjustering tillampas ej.

(S) 6 De tva forsta kvartalen i den nu avtalade hyrestiden ar hyresfria, liksom det sista.

(S) 7 Om hyresvarden vidtager standardhojande forbattringar, ar parterna ense om att dessa ej paverkar hyresnivan under avtalstiden. Aven oforutsedda kostnader och eventuella forandrade skatter paverkar ej heller hyran. Hyresbeloppet ar exklusive moms.


Med vanlig halsning


Stefan Linder
Ekonomichef
Direkttelefon 0176-174 74


Neste Cellplast AB
Huvudkontor
Braxervagen 8                    Aleden 13                  Landskronavagen 16
761 41 NORRTALJE                 447 35 VARGARDA            252 32  HELSINGBORG
Telefon 0176-174 10              Telefon 0322-255 20        Telefon 042-18 52 55
Telefax 0176-230 28              Telefax 0322-257 30        Telefax 042-18 24 76

       SVERIGES FASTIGHETSAGARE           LEASE CONTRACT
                                          FOR COMMERCIAL PREMISES     Nr. 96-09



                                                                                        Check in box indicates that
       The undersigned has on this day signed the following lease contract.               following text applies.
------------------------------------------------------------------------------------------------------------------------------------
        Lessor
                       Lokalo Lokalo Real Estate Management
------------------------------------------------------------------------------------------------------------------------------------
        Lessee                                                                                   Organization No.
                       Neste Cellplast AB                                                        556190 - 3491
------------------------------------------------------------------------------------------------------------------------------------
        Address        Municipality                     District
        of premises    Helsingborg                      Orkanen 12
                       -------------------------------------------------------------------------------------------------------------
                       Street                                                                    Floor          Apt. No.
                       Landskronavagen 16                                                                       237-239
------------------------------------------------------------------------------------------------------------------------------------
        Condition
        and use of     Premises and outside spaces are leased, if not indicated otherwise,
        the premises   in their present condition to be used for:
------------------------------------------------------------------------------------------------------------------------------------
        Size and       Sales area      Office area                           Storage area            Other spaces
        space of the   Floor    m2     Floor        m2      Floor    m2      Floor         m2        Floor          m2
        premises                       2            18
                       -------------------------------------------------------------------------------------------------------------
                                                                                                                Attachment
                       [_] Extent of premises is noted on attached drawing(s).
                       -------------------------------------------------------------------------------------------------------------
                           Access by car                       Space for drop-  Parking space  Garage space
                           for loading and      Space for      box or           for            for
                       [_] unloading space  [_] sign       [_] vending machine  [_]    car(s)  [_]   car(s)   [_] outbuilding
------------------------------------------------------------------------------------------------------------------------------------
        Fittings and       Premises are leased                                               At termination of      Attachment
        fixtures                                                                             lease, Lessee shall
                                                                                             remove his
                                                                                             installations and
                                                                                             restore premises to
                                                                                             approved condition
                                                                                             unless otherwise
                                                                                             agreed.


                           without special                     with special installations
                           installations to pursue             to pursue activities as per
                       [_] activities                      [_] attachment.
------------------------------------------------------------------------------------------------------------------------------------
        Term of        From:                                             To:
        contract       October 1, 1996                                   March 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
        Cancellation
        period
        Extension      Contract can be terminated with written notice    Otherwise, the contract is renewed
        period         for 9 months before lapse of lease.               a period of 5 years in each case.
------------------------------------------------------------------------------------------------------------------------------------
        Rent           SEK                                                                                     rent excluding
                                                                         per year                              charges as
                       20,000:-                                          constituting   [x] total rent     [_] noted below.
        ----------------------------------------------------------------------------------------------------------------------------
           Index           Changes in rent indicated above shall be in accordance with the                      Attachment
           clause      [_] attached Index Clause.                                                                    1
        ----------------------------------------------------------------------------------------------------------------------------
           Heating     Required heating of the premises shall be provided by          Hot water to be provided
           and
           Hot Water   [_] Lessor     [_] Lessee                                      [_] year round   [_] not at all  [_]
                       -------------------------------------------------------------------------------------------------------------
           Cost                                                                                                 Attachment
                       [_] Fuel/heating surcharge to be borne by Lessee.                                             1
        ----------------------------------------------------------------------------------------------------------------------------
           Cost of                                                                                              Attachment
           Water       [_] Lessee has own supply contract.                                                           1
        ----------------------------------------------------------------------------------------------------------------------------
           Cooling,        Cost for operating of special cooling and ventilation shall be compensated           Attachment
           Ventilation [_] according to attached clause.                                                             1
        ----------------------------------------------------------------------------------------------------------------------------
           Electricity
                       [_] at Lessee's cost                                [_] Lessee has own contract               1
        ----------------------------------------------------------------------------------------------------------------------------
           Stairway
           Stairway    [_] included in rent                                [_] at Lessee's expense and initiative
        ----------------------------------------------------------------------------------------------------------------------------
           Trash and                             at Lessee's expense and initiative.
           garbage                               It is, however, the Lessor's responsibility to provide container and
           removal     [_] included in rent  [_] storage space.
        ----------------------------------------------------------------------------------------------------------------------------
           Snow
           removal
           and
           sanding     [_] included in rent                                [_] at Lessee's expense and initiative
        ----------------------------------------------------------------------------------------------------------------------------
           Real                                                                                                 Attachment
           estate tax  [_] included in rent [_] reimbursement under separate agreement
        ----------------------------------------------------------------------------------------------------------------------------
           Unforseen   If, after this contract is signed - for contracts extending for longer than three year -
           costs       unforeseen costs for the premises should arise owing to:
                          a) introduction or increase of tax applying particularly to the premises, fee or surcharge as may be imposed by Parliament, Government, City or Local Authority,
                          b) general cost items or the like to the premises, not applicable specifically to the premises and which
                             Lessor is obliged to incur as a result of a decision of Parliament, Government, City or Local
                             Authority,

                       Lessee shall, with effect from the start of the cost increase, reimburse Lessor for the share of the total annual cost increase attributable to the premises.

                       The share of the premises is ____ percent (if share is not stated, it is calculated relative to the total rents for the premises at the time of the cost increase).

                       Taxes under paragraph a) do not include VAT and real-estate taxes for which compensation is made under the provisions of any separate agreement above.

                       Compensation will be paid under the rules for payment of rents below.
------------------------------------------------------------------------------------------------------------------------------------
        Value-added    [x] The property owner/Lessor is liable for VAT for renting the premises. Lessee shall pay the
        tax                applicable VAT in addition to the rent upon each occasion.

                       [_] If the property owner/Lessor becomes liable for VAT on the rent for the premises by decision of the taxing authorities, Lessee shall pay the applicable VAT in addition to the rent upon each occasion.
                       -------------------------------------------------------------------------------------------------------------
                       [_] The amount to be paid simultaneously with the rent, calculated from said amount of rent plus, as provided by regulations on VAT on rents applicable at each occasion, from any surcharges or other compensation as provided at each occasion in this contract.
------------------------------------------------------------------------------------------------------------------------------------

Sveriges Fasrighetsagare - Form 12A developed in 1981


       Check in box indicates that following text applies.
---------------------------------------------------------------------------------------------------------------------------
Rent         The rent shall be paid in advance without notice      postgiro number                bankgiro
payment      not later than on the last business day of each                                      number

             [X] Calendar quarter [_] beginning of each calendar   Invoice
                                      month to account:
----------------------------------------------------------------------------------------------------------------------------
Interest,    If payment is delayed, Lessee shall pay interest as provided by law plus compensation for written reminder
reminder     as provided by law regarding debt collection costs. Compensation for reminder shall in every case equal the sum provided by law regarding debt collection costs.
-----------------------------------------------------------------------------------------------------------------------------
Maintenance  [_] Lessor shall undertake and pay     Lessee shall, however, be responsible for                Attachment
etc.             for the interior maintenance of
                 the premises and of fixtures
                 maintained by him.
             ------------------------------------------------------------------------------------------------------------------
             [X] Lessee shall undertake and pay for required interior maintenance of the surface             Attachment
                 of Attachment floors, wallsand ceilings as well as for maintenance of
                 Lessee-owned fixtures.
             --------------------------------------------------------------------------------------------------------------------
             [_] The allocation of maintenance costs is shown in a separate attachment.                      Attachment
             ---------------------------------------------------------------------------------------------------------------------
             Lessee is not entitled to reduction in rent for let or hinder in use during such time Lessor performs usual maintenance of the premises, including buildings. Lessor is responsible, however, for informing Lessee in good time concerning the type and extent of the work and where and when the work will be performed. In the event that the contract applies to a sales or workshop facility with activity dependent upon customer access, this clause shall apply only if separate agreement to this effect has been reached.

             --------------------------------------------------------------------------------------------------------------------
             It is the                      at his own cost to arrange for such measures as may by required by
             responsibility                 insurers, building authorities, environmental or health authorities,
             of                             fire authorities or other authorities for the use of the premises for the intended purposes. Lessee shall consult with Lessor before such measures are taken.
             [_] Lessor        [X] Lessee
             ---------------------------------------------------------------------------------------------------------------------
             If Lessee undertakes alterations in the premises without the required authorizations and Lessor is subsequently required under the Buildings Act to pay a building fee or penalty, Lessee shall compensate Lessor with a corresponding amount.
             ----------------------------------------------------------------------------------------------------------------------
Signs,       Lessee is entitled, after consultation with Lessor, to erect customary signs for the activity with the
awnings,     understanding that Lessor has no well-founded reason to refuse and that Lessee has obtained all necessary
windows,     permission from the cognizant authorities. When vacating the premises, Lessee is responsible for restoring the facade doors, etc.  of the premises to an acceptable state. During comprehensive maintenance of the premises such as renovation of the facade, it is the responsibility of Lessee, at his cost and without compensation, to dismantle and to remount signs, awnings and antennas. Lessor undertakes not to install vending machines and drop-boxes on the outer walls of the premises leased by Lessee without Lessee's permission and grants Lessee the option of installing vending machines and drop-boxes on said walls.
             ----------------------------------------------------------------------------------------------------------------------
             [_] Lessor         [X] Lessee is responsible for compensation for damage caused to windows, entrance doors and signs.
             ----------------------------------------------------------------------------------------------------------------------
             [X] Lessee is responsible for obtaining and maintaining insurance coverage on all glass in premises show windows and entry doors.
-----------------------------------------------------------------------------------------------------------------------------------
Lock         It is the responsibility of
arrangements                                         to equip the premises with such locks and security measures as are required under Lessee's business and
             [X]  Lessor       [_] Lessee            industrial insurance.
----------------------------------------------------------------------------------------------------------------------------------
Force        Lessor disclaims responsibility from fulfilling his part of the contract and responsibility for compensating
majeure      for damage if his efforts cannot at all or only at high cost be exercised because of war or uprising, because of work stoppage, blockade, catastrophic fire, explosion or intervention by public authorities over which Lessor has no control and which Lessor could not foresee.
----------------------------------------------------------------------------------------------------------------------------------
Surety       A precondition for the validity of the contract is that surety be furnished in the form of  Attachment

             [_] bank guarantee    [_] deposit              [_] furnished no later than

----------------------------------------------------------------------------------------------------------------------------------
Other        Attachment applies to lease contract.                                                       Attachment
provisions

             ---------------------------------------------------------------------------------------------------------------------
Signature    This contract has been drawn up in two identical copies, of which each party receives its own. Prior agreements between the parties concerning these premises shall cease to be valid as of the signing of this contract.
             ---------------------------------------------------------------------------------------------------------------------
             Place/Date                                          Place/Date
             Helsingborg 16 August 1996                          Norrtalje  -- -- -- 1996
             ---------------------------------------------------------------------------------------------------------------------
             Lessor                                              Lessee
             Lokalo Real Estate Management                       Neste Cellplast AB
             Staffan Falkenberg                                  Stefan Lander
             [s.]                                                [s.]
----------------------------------------------------------------------------------------------------------------------------------
Agreement    On the basis of an agreement reached on this
on removal   date, the contract ceases to apply as of
             ____________,                                       upon which date Lessee agrees to vacate the
                                                                 premises.
             ---------------------------------------------------------------------------------------------------------------------
             Place/date                        Lessor                             Lessee



----------------------------------------------------------------------------------------------------------------------------------
Transfer
             The above lease contract has been transferred as of__________
             ---------------------------------------------------------------------------------------------------------------------
             Name

             ---------------------------------------------------------------------------------------------------------------------
             Vacating Lessee                   Occupying Lessee                                Personal ID/Org. No.


----------------------------------------------------------------------------------------------------------------------------------
Above        Place/date                        Lessor
transfer
approved
---------------------------------------------------------------------------------------------------------------------------------

       Appendix 1 to Contract 96-09

NESTE
Cellplast

                                                  Lokalo Fastighetsforvaltning
                                                  Staffan Falkengren
                                                  Box 63
                                                  260 40 Viken


                  Re.: New lease agreement for our office in Akamas House
                  -------------------------------------------------------

                  According to previous discussions and today telephone conversation, I have a revised proposal for the conditions of the new lease agreement.
                                    [handwritten:] 10/01/1996
                  . 1 The lease term is July 1, 1996 to March 31, 2003. (I.e., following Borje 65th birthday) The lessee has no intention to extend the lease term after this date.

                  . 2 In case of cancellation during the current lease term, the notice period is 3 months prior to the end of the next quarter. The possibility of cancellation would occur only if Borje Andersson) employment by Neste Cellplast AB would cease. The lease agreement can therefore be terminated as of the date of Borje Andersson last working day for Neste Cellplast AB.

                  . 3 Neste Cellplast AB has the right to assign the lease
                  agreement to a new tenant at the                   conditions
                  applicable to the lease period. (Provided, however that the office is managed by Borje Andersson).

                  . 4 The rent includes all costs for electricity, heating, water, sewerage, air conditioning, parking space, cleaning and waste removal.

                  . 5 The rent, payable in advance, amounts to Skr. 5,000.- per quarter, i.e. Skr 20,000 per year or Skr 1111 per square meter/year; index adjustment does not apply.

                  . 6 The first two quarters in the now agreed lease period are rent-free, as is the last one.

                  . 7 If the landlord carries out standard raising improvements, the parties agree that this shall not affect the rent level during the term of the lease. Unforeseen costs and any changed taxes shall not affect the rent. The rent amount is exclusive of VAT.

                  With best regards

                  [signature]                                    [signature]
                  Stefan Linder                      Staffan Falkengren
                  Finance Director
                  Direct phone 0176-17474

                  Neste Cellplast AB
                  Headquarters
                  Braxenvagen 8
       761 41 NORRTALJE